
GYM
SISTERS
GYM


Donuts
BY DOMINIC


Anna Carter & Paul Moses

cimpress

Q4 & Fiscal Year 2026

Quarterly Earnings Document

July 29, 2026

Dear Investor,

Cimpress capped off a strong FY2026 with sustained strategic and operational momentum in the fourth quarter, reinforcing our trajectory toward significantly higher long-term profits and cash flows. We continue to make meaningful progress against our previously outlined strategic initiatives and ways of working, and Cimpress and Canva launched a promising strategic partnership. I go into more detail on these subjects and more in my annual letter to investors that we also published today and is available at ir.cimpress.com.

Our meaningful progress in FY2026 underpins FY2027 guidance that demonstrates strong continued financial momentum; we have also raised the profitability and cash flow targets that we had previously shared for the following year, FY2028.

For Q4 FY2026, a few items outside our core operations negatively impacted profitability, but these do not change our view on the profitability and cash flow growth ahead of us.

Summary financial results for Q4 FY2026 compared to Q4 FY2025:

- Revenue grew 9% on a reported basis and 3% on an organic constant-currency basis[a]. Currency movements and recent tuck-in acquisitions in our Upload and Print segments positively contributed to our reported growth rates.
- Consolidated gross profit grew 4%, the result of organic revenue growth, cost improvements, benefits from currency, and tuck-in acquisitions. This growth happened even though we had $7.9 million of higher start-up costs for our North American manufacturing network as we begin to ramp volume to achieve significant recurring COGS improvements in future years. During the quarter we received $6.9 million in tariff refunds related to costs incurred in prior periods; however, this was offset by $1.8 million of inventory write downs and an unexpected $4.7 million write-off of Canadian duty draw-back receivables based on a revocation of a long-standing prior ruling that we received in the last days of the quarter and that we will contest.
- Consolidated advertising as a percent of revenue was 10.8%, a decrease of 50 basis points.
- Operating income decreased $0.7 million to $64.8 million, down 1% including $2.1 million of increased variable long-term compensation costs and $1.2 million of transaction costs for acquisitions.
- Net income increased $54.8 million to $26.5 million driven by increases in unrealized gains on currency hedges, and lower income tax expense.
- Adjusted EBITDA[a] decreased $2.0 million to $120.4 million, down 2%.
- Operating cash flow increased $3.0 million to $110.5 million, primarily driven by $15.6 million of higher net working capital inflows partially offset by higher cash taxes.
- Adjusted free cash flow[a] declined $0.4 million to $70.5 million, driven by higher capital expenditures associated with our investments in manufacturing, partially offset by the operating cash flow increase described above.
- We did not repurchase shares this quarter. Payments for withholding taxes in connection with vesting of equity awards were $5.0 million, representing 54,395 shares at an average of $91.88 per share.
- Net leverage[a] at June 30, 2026 was 2.9 times trailing-twelve month EBITDA as calculated per our credit agreement.
- Our liquidity position as of June 30, 2026 remained strong with cash and cash equivalents of $248.9 million and our $250.0 million revolving credit facility remaining undrawn.

Summary financial results for FY2026 compared to FY2025:

- Revenue grew 10% on a reported basis and 4% on an organic constant-currency basis[a]. Reported revenue benefitted from currency movements and the acquisitions mentioned above.
- Consolidated gross profit grew 7%, the result of organic revenue growth, cost improvements, benefits from currency, and tuck-in acquisitions. We had $13.8 million of higher start-up costs for our North American manufacturing network for the full year.
- Consolidated advertising as a percent of revenue was 12.5%, a decrease of 60 basis points.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

- Operating income increased $24.8 million to $251.0 million, up 11%, driven by contribution profit growth.
- Net income increased $84.3 million to $97.1 million driven by the operating income growth described above, increases in unrealized gains on currency hedges, lower income tax expense and lower interest expense.
- Adjusted EBITDA[a] increased $25.3 million to $458.5 million, up 6%, including $10.1 million in year-over-year net currency benefits.
- Operating cash flow decreased $14.4 million to $283.7 million, driven by higher cash taxes and net working capital outflows, partially offset by profitability growth.
- Adjusted free cash flow[a] declined $25.6 million to $122.4 million, driven by higher manufacturing capital expenditures.
- We repurchased 702,820 Cimpress shares for $50.1 million at an average price per share of $71.25 inclusive of transaction costs. This represents a 3% reduction of the shares outstanding at June 30, 2025. For comparison, in FY2025 we repurchased 1,193,355 Cimpress shares for $77.8 million at an average price per share of $65.17 inclusive of transaction costs; that represented a 5% reduction of the shares outstanding at June 30, 2024. FY2026 payments for withholding taxes in connection with vesting of equity awards were $19.3 million, representing 274,390 shares at an average of $70.38 per share.

Segment Commentary

VistaPrint Q4 revenue grew 4% year over year and 3% on an organic constant-currency basis[a], with growth across all geographic regions. Marketing materials, promotional products, apparel and gifts, and packaging and labels continued to deliver strong growth this quarter, while the business cards and stationery category was flat year over year. Variable gross profit per customer at reported currency rates grew 9% year over year to $93.60 in Q4; a continuation of the multi-year growth trend.

VistaPrint Q4 segment EBITDA grew 1% year over year to $106.8 million, an increase of $0.8 million from the prior-year period. This included both the unplanned $4.7 million Canadian duty adjustment discussed above and $6.1 million of increased start-up costs related to a new North American manufacturing facility as we begin to ramp volume there; we expect this investment to provide significant recurring COGS improvements in future years. These higher expenses were partially offset by $3.8 million of tariff refunds.

For the full year, Vista revenue grew 6% on a reported basis and 4% on an organic constant-currency basis. Segment EBITDA increased $25.1 million to $392.6 million, including $11.2 million of higher start-up costs related to our manufacturing investments and $7.5 million of currency benefit. EBITDA margin was flat at 20%.

PrintBrothers and **The Print Group** (our combined Upload & Print businesses) Q4 revenue grew year over year by 21% and 19% on a reported basis, respectively (20% combined[a]); 6% and 5% on an organic constant-currency basis, respectively (6% combined[a]). PrintBrothers organic growth was in line with recent trends: continued customer and order growth, but with lower order quantities. The Print Group growth was largely from continued strength in cross-Cimpress fulfillment.

Q4 segment EBITDA increased year over year by $2.3 million for PrintBrothers and by $4.0 million for The Print Group. Profitability growth in our Upload & Print businesses was driven by revenue growth and advertising and operating expense optimizations. Recent M&A activity contributed marginally to profitability this quarter net of transaction costs from recent acquisitions (including the transaction costs from the Saxoprint acquisition that closed after the end of Q4). We expect the contribution from these recent acquisitions to ramp up through FY2027 as we benefit from the full run rate of profitability from these businesses and execute against synergy opportunities.

For the full year, PrintBrothers and The Print Group revenue grew by 23% and 17% (21% combined[a]) on a reported basis, respectively, and both grew 7% on an organic constant-currency basis. Full-year combined Upload & Print EBITDA[a] increased by $30.5 million to $186.5 million, including a currency benefit of $12.3 million. Combined EBITDA margin[a] was flat at 15%.

National Pen Q4 revenue grew 2% year over year on a reported basis and 1% on an organic constant-currency basis, supported by strong cross-Cimpress fulfillment, partially offset by the revenue impact of continued advertising cost optimization in the direct mail channel. Segment EBITDA improved $1.5 million, driven by $3.1 million in tariff refunds, partially offset by $0.6 million of inventory write downs.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

For the full year, National Pen revenue grew 10% on a reported basis and 6% on an organic constant-currency basis. Segment EBITDA for the full year increased by $8.7 million to $40.6 million, including a $2.3 million currency benefit and the $3.1 million of tariff refunds from Q4. EBITDA margin improved from 8% to 9%.

All Other Businesses Q4 revenue grew 17% year over year on a reported basis and 15% on an organic constant-currency basis driven by BuildASign's strong growth in signage, home decor, packaging, and cross-Cimpress fulfillment. Segment EBITDA declined year over year as core gross profit growth was more than offset by a $3.8 million increase in variable long-term compensation accruals, $1.0 million of higher manufacturing start-up costs and $1.2 million of inventory write downs.

For the full year, All Other Businesses revenue grew 13% on a reported basis, and 12% on an organic constant-currency basis. Full-year segment EBITDA was flat, including a $2.4 million increase in variable long-term compensation, $2.5 million of higher manufacturing start-up costs, the inventory write downs from Q4, and a $0.5 million drag from year-over-year currency fluctuations. EBITDA margin was down to 9%.

Central and Corporate Costs, excluding unallocated share-based compensation, increased $1.0 million year over year in Q4, driven by higher technology and development spend and higher compensation.

For the full year, Central and Corporate Costs excluding unallocated share-based compensation increased by $3.5 million to $156.8 million, driven by the same trends as the quarterly results above, partially offset by the non-recurrence of the Australian land duty charge in FY2025.

Outlook

Building on our operational momentum, in FY2027 we expect to deliver significant growth in profitability and cash flow, specifically:

- Revenue growth of at least 7% assuming recent currency rates and incorporating our recent tuck-in acquisitions; organic constant-currency revenue growth[a] of at least 3%.
- Net income of at least $125 million and adjusted EBITDA[a] of at least $520 million.
- Operating cash flow of approximately $370 million, and adjusted free cash flow[a] of approximately $200 million.

Here are additional context and assumptions for our FY2027 guidance:

- We expect the year-over-year benefit from M&A to be $165 million - $175 million for revenue and $18 million - $21 million for adjusted EBITDA.
- We expect currency to have a $5 million - $10 million positive year-over-year impact on profitability based on recent rates and contracted currency hedging.
- We expect to experience cost increases associated with recent increases in energy and oil prices that have been factored into this guidance.
- We expect capital expenditures and capitalized software to be similar to FY2026.
- We expect cash taxes to be slightly lower compared to FY2026.
- We have filed for approximately $10 million in Phase 2 IEEPA tariff refunds. If we receive these refunds, we will recognize them through the income statement; however, no benefit is included in our guidance.
- The trade environment remains volatile following two new U.S. tariff measures announced last week. First, broad-based Section 301 tariffs of 10% to 12.5% took effect on July 24, 2026, replacing the 10% global rate that expired the same day. Because our outlook assumed a continuation of that baseline cost structure, the impact of these Section 301 duties is essentially built into our guidance. Second, a 50% tariff on certain Canadian goods under Section 338 was announced to take effect on August 19, 2026. Given implementation uncertainties, we have not included Section 338 tariffs in our guidance. Our preliminary review shows these would affect a small portion of products fulfilled in Canada for U.S. customers, and we are actively operationalizing supply chain and fulfillment adjustments to mitigate a substantial portion of any prospective cost impact.

For FY2028, we remain confident in our ability to deliver 4% - 6% organic constant-currency revenue growth and we are increasing our previously established profitability and cash flow targets. We now expect to deliver, in FY2028, at least $192 million in net income and $615 million in adjusted EBITDA, with approximately 45% conversion to adjusted free cash flow.

---

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

Achieving our FY2028 outlook will significantly reduce our net leverage ratio. We continue to expect that we will reduce net leverage[a] to approximately 2.5x trailing-twelve-month EBITDA as calculated under our credit agreement exiting FY2027 on the way to being able to be meaningfully below 2.0x net leverage ending FY2028, subject to capital allocation choices.

Conclusion

We executed well throughout FY2026 and we exit the year with clear plans and a strong sense of alignment across our teams to achieve our strategic, operational and financial goals as we increase the value we deliver to customers and further our competitive advantages in the years to come. Please be sure to read my annual letter to investors published today for a more detailed view into our progress.

As always, I thank our long-term investors for continuing to entrust your capital with Cimpress.

Sincerely,



Robert S. Keane
Founder, Chairman & CEO

Cimpress will host a public earnings call tomorrow, July 30, 2026 at 8:00 am ET, which you can join via the link on the events section of ir.cimpress.com. You may presubmit questions by emailing ir@cimpress.com, and you may also ask questions via chat during the live call.

*** Also, please save the date for Cimpress' 2026 Investor Day on September 30, 2026 from 8:00 am - 11:00 am ET. ***

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE, INCOME FROM OPERATIONS, AND NET INCOME:

	Q4 FY2024	Q4 FY2025	Q4 FY2026	FY2024	FY2025	FY2026
VistaPrint [1]	$ 442,158	$ 466,502	$ 486,388	$1,742,663	$1,824,546	$1,934,492
PrintBrothers [1]	170,782	178,258	215,464	639,604	669,187	823,155
The Print Group [1]	96,190	106,411	126,526	355,046	379,273	445,628
National Pen [1]	83,712	93,757	95,688	389,517	407,238	446,797
All Other Businesses [1]	54,970	58,955	68,684	216,720	227,875	258,130
Inter-segment eliminations [1]	(15,201)	(34,400)	(47,795)	(51,694)	(105,040)	(171,559)
Total revenue	**$ 832,611**	**$ 869,483**	**$ 944,955**	**$3,291,856**	**$3,403,079**	**$3,736,643**
Reported revenue growth	*6 %*	*4 %*	*9 %*	*7 %*	*3 %*	*10 %*
Organic constant-currency revenue growth[a]	*6 %*	*2 %*	*3 %*	*5 %*	*3 %*	*4 %*
Income from operations	**$ 66,334**	**$ 65,441**	**$ 64,789**	**$ 247,351**	**$ 226,270**	**$ 251,025**
Income from operations margin	*8 %*	*8 %*	*7 %*	*8 %*	*7 %*	*7 %*
Net income	**$ 118,166**	**$ (28,359)**	**$ 26,461**	**$ 177,808**	**$ 12,852**	**$ 97,114**
Net income margin	*14 %*	*(3)%*	*3 %*	*5 %*	*— %*	*3 %*
Net income year-over-year growth (decline)	*332 %*	*(124)%*	*193 %*	*196 %*	*(93)%*	*656 %*

EBITDA BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA[3, a]:

	Q4 FY2024	Q4 FY2025	Q4 FY2026	FY2024	FY2025	FY2026
VistaPrint [1,4]	$ 87,636	$ 105,999	$ 106,772	$ 359,002	$ 367,514	$ 392,593
PrintBrothers [1]	25,363	22,178	24,509	91,656	83,515	100,642
The Print Group [1]	19,470	19,969	23,977	66,747	72,449	85,841
National Pen [1]	9,068	9,177	10,712	30,243	31,912	40,619
All Other Businesses [1]	7,098	6,534	3,517	25,924	22,478	22,434
Inter-segment elimination [1]	(6,264)	(14,313)	(20,080)	(20,587)	(44,288)	(71,054)
Total segment EBITDA[a, 4]	**$ 142,371**	**$ 149,543**	**$ 149,407**	**$ 552,985**	**$ 533,578**	**$ 571,075**
Central & corporate costs ex unallocated SBC[4]	(36,426)	(38,304)	(39,295)	(140,798)	(153,280)	(156,771)
Unallocated share-based compensation	(3,436)	(2,509)	(850)	(11,494)	(2,016)	(3,016)
Exclude: share-based compensation expense [2]	17,085	16,189	15,125	65,584	58,879	61,379
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(240)	(2,477)	(3,972)	2,406	(3,994)	(14,169)
Adjusted EBITDA[a]	**$ 119,354**	**$ 122,442**	**$ 120,415**	**$ 468,682**	**$ 433,167**	**$ 458,498**
Adjusted EBITDA margin[a]	*14 %*	*14 %*	*13 %*	*14 %*	*13 %*	*12 %*
Adjusted EBITDA year-over-year (decline) growth[a]	*5 %*	*3 %*	*(2)%*	*38 %*	*(8)%*	*6 %*

[1] During the first quarter of fiscal year 2026, we made updates to our previously implemented methodology used for inter-segment transactions for purposes of measuring and reporting our segment financial performance. We have revised the prior periods starting in Q1 FY2023 to incorporate this change. Please refer to the Q1 FY2026 Guide to Reporting Changes at ir.cimpress.com for more information.
[2] SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.
[3] Values may not sum due to rounding.
[4] During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our VistaPrint reportable segment into our central functions. We have revised our presentation of all periods presented to ensure comparability and reflect our revised segment reporting. Please refer to the Q1 FY2026 Guide to Reporting Changes at ir.cimpress.com for more information.

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands

CASH FLOW AND OTHER METRICS:

	Q4 FY2024	Q4 FY2025	Q4 FY2026	FY2024	FY2025	FY2026
Net cash provided by (used in) operating activities	$ 125,095	$ 107,472	$ 110,508	$ 350,722	$ 298,070	$ 283,706
Net cash provided by (used in) investing activities	(9,905)	(36,592)	(62,714)	(54,614)	(140,757)	(195,563)
Net cash provided by (used in) financing activities	(65,046)	(28,508)	12,522	(222,552)	(135,921)	(68,023)
Adjusted free cash flow[1,a]	116,811	70,880	70,482	261,053	148,033	122,432
Cash interest, net[1]	38,755	16,499	15,554	118,103	97,770	97,527

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q4 FY2024	Q4 FY2025	Q4 FY2026	FY2024	FY2025	FY2026
Adjusted EBITDA[a]	$ 119,354	$ 122,442	$ 120,415	$ 468,682	$ 433,167	$ 458,498
Cash restructuring payments	(188)	(2,106)	(3,250)	(7,585)	(2,820)	(7,998)
Cash paid for income tax	(10,107)	(12,282)	(22,650)	(49,414)	(33,288)	(58,692)
Other changes in net working capital and other reconciling items	54,791	15,917	31,547	57,142	(1,219)	(10,575)
Purchases of property, plant and equipment	(10,502)	(20,813)	(25,710)	(54,927)	(89,024)	(100,243)
Capitalization of software and website development costs	(14,928)	(16,502)	(16,941)	(58,307)	(64,093)	(67,047)
Proceeds from sale of assets	17,146	723	2,625	23,565	3,080	6,016
Adjusted free cash flow before cash interest, net[a]	**$ 155,566**	**$ 87,379**	**$ 86,036**	**$ 379,156**	**$ 245,803**	**$ 219,959**
Cash interest, net[1]	(38,755)	(16,499)	(15,554)	(118,103)	(97,770)	(97,527)
Adjusted free cash flow[1,a]	**$ 116,811**	**$ 70,880**	**$ 70,482**	**$ 261,053**	**$ 148,033**	**$ 122,432**

[1] Cash interest, net is cash interest payments, partially offset by cash interest received on our cash, cash equivalents and marketable securities.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

INCOME STATEMENT HIGHLIGHTS


Revenue ($M) &
Reported Revenue Growth
$833 $805 $939 $789 $869 $863 $1,042 $886 $945
6% 6% 2% 1% 4% 7% 11% 12% 9%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26


Organic Constant-Currency
Revenue Growth (a)
6% 6% 2% 3% 2% 4% 4% 4% 3%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26


Gross Profit ($M) & Gross Margin (%)
(Quarterly)
$404 $382 $450 $373 $413 $403 $488 $409 $430
49% 48% 48% 47% 47% 47% 47% 46% 46%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26


Gross Profit ($M) & Gross Margin (%) (TTM)
$1,597 $1,621 $1,612 $1,609 $1,617 $1,638 $1,676 $1,713 $1,730
49% 49% 48% 48% 48% 47% 47% 47% 46%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26


Contribution Profit ($M) & Contribution
Margin (%) (Quarterly) (a)
$286 $254 $303 $255 $300 $272 $326 $287 $311
34% 32% 32% 32% 34% 32% 31% 32% 33%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26


Contribution Profit ($M) & Contribution
Margin (%) (TTM) (a)
$1,101 $1,118 $1,102 $1,098 $1,111 $1,129 $1,153 $1,184 $1,196
33% 34% 33% 33% 33% 33% 32% 32% 32%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly)


$66 8% Q4FY24
$39 5% Q1FY25
$81 9% Q2FY25
$41 5% Q3FY25
$65 8% Q4FY25
$49 6% Q1FY26
$88 8% Q2FY26
$49 6% Q3FY26
$65 7% Q4FY26

GAAP Operating Income (Loss) ($M) & Margin (%) (TTM)


$247 8% Q4FY24
$253 8% Q1FY25
$226 7% Q2FY25
$227 7% Q3FY25
$226 7% Q4FY25
$236 7% Q1FY26
$243 7% Q2FY26
$252 7% Q3FY26
$251 7% Q4FY26

GAAP Net Income (Loss) ($M) & Margin (%) (Quarterly)


$118 14% Q4FY24
($12) (2)% Q1FY25
$62 7% Q2FY25
($8) (1)% Q3FY25
($28) (3)% Q4FY25
$7 1% Q1FY26
$49 5% Q2FY26
$15 2% Q3FY26
$26 3% Q4FY26

GAAP Net Income ($M) & Margin (%) (TTM)


$178 5% Q4FY24
$161 5% Q1FY25
$162 5% Q2FY25
$159 5% Q3FY25
$13 Q4FY25
$32 1% Q1FY26
$20 1% Q2FY26
$42 1% Q3FY26
$97 3% Q4FY26

Adjusted EBITDA ($M) & Margin (%) (Quarterly) (a)


$119 14% Q4FY24
$88 11% Q1FY25
$132 14% Q2FY25
$91 11% Q3FY25
$122 14% Q4FY25
$99 11% Q1FY26
$139 13% Q2FY26
$101 11% Q3FY26
$120 13% Q4FY26

Adjusted EBITDA ($M) & Margin (%) (TTM) (a)


$469 14% Q4FY24
$468 14% Q1FY25
$434 13% Q2FY25
$430 13% Q3FY25
$433 13% Q4FY25
$444 13% Q1FY26
$451 13% Q2FY26
$461 13% Q3FY26
$458 12% Q4FY26

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CASH FLOW


Cash Flow from Operations ($M)
(Quarterly)
$125
$4
$177
$10
$107
$25
$165
$(17)
$111
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26


Cash Flow from Operations ($M)
(TTM)
$351
$313
$314
$316
$298
$319
$307
$281
$284
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26


Adjusted Free Cash Flow &
Cash Interest, Net ($M)
(Quarterly) (a)
FCF
Cash interest, net
$39
$117
$32
($26)
$17
$134
$33
($31)
$16
$71
$34
($18)
$16
$124
$32
($55)
$16
$70
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26


Adjusted Free Cash Flow &
Cash Interest, Net ($M)
(TTM) (a)
FCF
Cash interest, net
$118
$261
$129
$225
$106
$208
$120
$194
$98
$148
$101
$156
$100
$147
$98
$123
$98
$122
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26


Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(Quarterly) (1)
Capital expenditures
Capitalized software
$26
$15
$11
$32
$15
$17
$43
$17
$26
$41
$16
$25
$38
$17
$21
$43
$17
$26
$41
$16
$25
$40
$17
$23
$43
$17
$26
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

(1) *Values may not sum to total due to rounding.*


Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(TTM)
Capital expenditures
Capitalized software
$113
$58
$55
$107
$58
$49
$125
$61
$64
$142
$63
$79
$153
$64
$89
$165
$67
$98
$163
$66
$97
$162
$67
$95
$167
$67
$100
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CAPITAL STRUCTURE

Net Debt (1, a)

($M)	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Cash / equivalents	$ 204	$ 153	$ 224	$ 183	$ 234	$ 201	$ 258	$ 189	$ 249
Marketable securities	$ 5	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
HY notes	$ (522)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)	$ (525)
Term loans	$ (1,085)	$ (1,084)	$ (1,078)	$ (1,076)	$ (1,073)	$ (1,070)	$ (1,067)	$ (1,065)	$ (1,097)
Revolver	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Other debt	$ (10)	$ (9)	$ (7)	$ (7)	$ (7)	$ (6)	$ (15)	$ (15)	$ (14)
Net debt	$ (1,408)	$ (1,465)	$ (1,386)	$ (1,425)	$ (1,371)	$ (1,400)	$ (1,350)	$ (1,416)	$ (1,388)

(1) Excludes debt issuance costs, debt premiums and discounts. Values may not sum to total due to rounding.

Weighted Average Shares Outstanding (Millions) (2)


Basic
Diluted
26.6
25.2
25.9
24.8
24.7
25.1
25.3
25.2
25.8
25.3
25.2
25.0
24.8
24.7
24.6
24.6
24.3
24.3
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Consolidated Net Leverage Ratio (3, a)


2.97
3.13
3.12
3.27
3.12
3.13
2.97
3.01
2.87
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

(3) Consolidated Leverage Ratio as calculated per our credit agreement definition.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

SEGMENT RESULTS

VISTAPRINT (QUARTERLY)

Revenue ($M) & Reported Revenue Growth Quarterly (1)



$442 $430 $498 $431 $467 $455 $533 $460 $486
8% 8% 3% 3% 6% 6% 7% 7% 4%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

Organic Constant-Currency Revenue Growth Quarterly (1) (a)



8% 8% 3% 4% 4% 5% 5% 3% 3%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)



$254 $238 $277 $240 $264 $253 $296 $255 $268
57% 55% 56% 56% 57% 56% 56% 55% 55%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

Advertising ($M) & as % of Revenue Quarterly (1)(2)



Lower-funnel ($M)
Mid- & upper-funnel ($M)
Total as % of revenue
$71 $65 $86 $64 $63 $67 $94 $66 $64
$19 $17 $24 $15 $8 $14 $22 $14 $11
$51 $48 $62 $49 $55 $52 $71 $52 $53
16% 15% 17% 15% 13% 15% 18% 14% 13%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1)



$88 $81 $97 $83 $106 $90 $107 $89 $107
20% 19% 20% 19% 23% 20% 20% 19% 22%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

Variable Gross Profit per Customer at Reported Currency Rates ($) & Y/Y Growth Quarterly (3)



$81.10 $79.82 $69.57 $76.30 $86.11 $85.32 $75.90 $86.40 $93.60
4% 7% 4% 3% 6% 7% 9% 13% 9%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

(1) During Q1 FY2026, we recast our segment results for all periods presented to ensure comparability to reflect an update to our previously implemented methodology for inter-segment transactions, as well as the transfer of two teams from VistaPrint to our central functions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.
(2) Values may not sum to total due to rounding.

(3) VistaPrint variable gross profit per customer at reported currency rates is VistaPrint revenue less variable cost of revenue, stated at actual currency rates for each period presented, divided by the total number of VistaPrint unique customers in that period. In each case this metric excludes VistaPrint Corporate Solutions, 99designs and VistaCreate that are part of this segment.

Revenue ($M) & Reported Revenue Growth (Decline) Annual


$1,337
$1,428
$1,515
$1,615
$1,743
$1,825
$1,934
(11)%
7%
6%
7%
8%
5%
6%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Organic Constant-Currency Revenue Growth (Decline) Annual (a)


(10)%
1%
5%
9%
7%
5%
4%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Gross Profit ($M) & Gross Margin (%) Annual


$802
$834
$865
$893
$993
$1,019
$1,073
60%
58%
57%
55%
57%
56%
55%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Advertising ($M) & as % of Revenue Annual (1)


Lower-funnel ($M) [Total pre-2021]
Mid- & upper-funnel ($M)
Total as % of revenue
$177
$177
13%
$206
$26
$180
14%
$264
$34
$229
17%
$262
$67
$195
16%
$271
$71
$200
16%
$278
$64
$214
15%
$291
$62
$229
15%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Segment EBITDA ($M) & Segment EBITDA Margin (%) Annual


$368
$325
$203
$249
$359
$368
$393
27%
23%
13%
15%
21%
20%
20%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Variable Gross Profit per Customer at Reported Currency Rates ($) & Y/Y Growth Annual


$73.70
$75.40
$86.60
$88.00
$93.70
$98.40
$107.90
2%
15%
2%
6%
5%
10%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

(1) Values may not sum to total due to rounding.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

UPLOAD AND PRINT

PRINTBROTHERS (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly (1)



$171
$160
$175
$156
$178
$185
$220
$203
$215
8%
5%
5%
4%
4%
15%
26%
30%
21%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Organic Constant-Currency Revenue Growth (Decline) Quarterly (1) (a)



10%
4%
6%
6%
(1)%
8%
6%
8%
6%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)



$51
$45
$50
$45
$53
$53
$64
$58
$61
30%
28%
29%
29%
30%
28%
29%
28%
29%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

THE PRINT GROUP (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly (1)



$96
$84
$99
$90
$106
$97
$115
$107
$127
2%
6%
7%
3%
11%
15%
16%
20%
19%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Organic Constant-Currency Revenue Growth Quarterly (1) (a)



3%
5%
8%
6%
5%
8%
7%
8%
5%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)



$37
$32
$37
$34
$41
$36
$44
$40
$46
39%
38%
38%
37%
39%
37%
38%
37%
37%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

PRINTBROTHERS (QUARTERLY):

Advertising ($M) & as % of Revenue Quarterly (1)


$5 $5 $7 $6 $7 $6 $8 $7 $7
3% 3% 4% 4% 4% 3% 3% 3% 3%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1)


$25 $20 $23 $18 $22 $26 $28 $22 $25
15% 13% 13% 11% 12% 14% 13% 11% 11%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

THE PRINT GROUP (QUARTERLY):

Advertising ($M) & as % of Revenue Quarterly (1)


$8 $6 $7 $7 $8 $6 $9 $8 $8
8% 7% 8% 8% 8% 6% 8% 7% 6%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1)


$19 $18 $19 $16 $20 $19 $23 $20 $24
20% 21% 19% 17% 19% 19% 20% 19% 19%
Q4FY24 Q1FY25 Q2FY25 Q3FY25 Q4FY25 Q1FY26 Q2FY26 Q3FY26 Q4FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

PRINTBROTHERS (ANNUAL):

Revenue ($M) & Revenue Growth Annual


Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$418
$422
$527
$579
$640
$669
$823
(5)%
(6)%
1%
(7)%
32%
25%
17%
10%
10%
7%
5%
4%
23%
7%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Gross Profit ($M) & Margin Annual


$101
$104
$138
$153
$188
$194
$235
24%
25%
26%
26%
29%
29%
29%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Segment EBITDA ($M) & Segment EBITDA Margin Annual


$39
$43
$67
$72
$92
$84
$101
9%
10%
13%
12%
14%
12%
12%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

THE PRINT GROUP (ANNUAL):

Revenue ($M) & Revenue Growth Annual


Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$275
$276
$330
$343
$355
$379
$446
(13)%
(16)%
—%
(7)%
27%
20%
12%
4%
3%
—%
7%
6%
17%
7%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Gross Profit ($M) & Gross Margin Annual


$90
$93
$116
$119
$132
$144
$166
33%
34%
35%
35%
37%
38%
37%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Segment EBITDA ($M) & Segment EBITDA Margin Annual


$52
$43
$59
$56
$67
$72
$86
19%
16%
18%
16%
19%
19%
19%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

ª Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

NATIONAL PEN (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly (1)



$84
$94
$131
$88
$94
$103
$151
$97
$96
1%
8%
1%
—%
12%
10%
15%
10%
2%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Organic Constant-Currency Revenue Growth Quarterly (1) (a)



2%
7%
1%
1%
10%
8%
10%
5%
1%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)(2)(3)



$43
$50
$70
$44
$44
$50
$75
$48
$46
52%
53%
54%
50%
47%
48%
50%
50%
49%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Advertising ($M) & as % of Revenue Quarterly (1)



$11
$28
$20
$18
$10
$27
$22
$16
$11
13%
30%
15%
20%
11%
26%
14%
16%
12%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin (%) Quarterly (1)(3)



$9
($5)
$23
$4
$9
($2)
$26
$7
$11
11%
(5%)
18%
4%
10%
(2%)
17%
7%
11%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

(2) During Q3 FY2025, we recorded an impairment charge of $2.6 million, which is associated with our planned sale of one of National Pen's facilities as we optimize our real estate footprint. The impairment charge was recognized within cost of goods sold and negatively impacted gross profit and gross margin during the current quarter, however the impairment charge has been excluded from segment and adjusted EBITDA.

(3) From Q4 FY2025 through Q3 FY2026, there was a negative impact from tariffs, net of pricing increases.

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

NATIONAL PEN (ANNUAL)



Revenue ($M) & Reported Revenue Growth (Decline) Annual (1)
$299
$314
$342
$366
$390
$407
$447
(14)%
5%
9%
7%
6%
5%
10%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026



Organic Constant-Currency Revenue Growth (Decline) Annual (1)
(13)%
2%
11%
12%
5%
4%
6%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026



Gross Profit ($M) & Gross Margin (%) Annual
$159
$153
$182
$192
$207
$208
$220
53%
49%
53%
52%
53%
51%
49%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026



Segment EBITDA ($M) & Segment EBITDA Margin (%) Annual
$8
$12
$27
$24
$30
$32
$41
3%
4%
8%
6%
8%
8%
9%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

ª Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

ALL OTHER BUSINESSES (QUARTERLY):

Revenue ($M) & Reported Revenue Growth Quarterly (1)


$55
$57
$60
$51
$59
$62
$67
$61
$69
5%
10%
—%
4%
7%
8%
11%
18%
17%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Organic Constant-Currency Revenue Growth Quarterly (1) (a)


5%
12%
2%
6%
8%
8%
10%
16%
15%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Gross Profit ($M) & Gross Margin (%) Quarterly (1)


$25
$26
$25
$21
$25
$28
$28
$25
$27
46%
45%
41%
41%
43%
45%
41%
41%
39%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

Advertising ($M) & as % of Revenue Quarterly (1)


$10
$10
$11
$8
$10
$11
$12
$9
$11
18%
18%
19%
16%
16%
17%
18%
16%
16%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

(1) During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

Segment EBITDA ($M) & Segment EBITDA Margin (%) Quarterly (1)


$7
$7
$4
$5
$7
$9
$4
$5
$4
13%
12%
6%
10%
11%
15%
7%
9%
5%
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

ª Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

ALL OTHER BUSINESSES (ANNUAL):


Revenue ($M) & Reported Revenue Growth
Annual
$174
$192
$206
$213
$217
$228
$258
28%
11%
7%
4%
2%
5%
13%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026


Organic Constant-Currency Revenue Growth
Annual
4%
12%
3%
4%
1%
7%
12%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026


Gross Profit ($M) & Gross Margin (%)
Annual
$80
$96
$96
$95
$97
$97
$107
46%
50%
46%
45%
45%
43%
41%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026


Segment EBITDA ($M) & Segment EBITDA Margin (%)
Annual
$17
$32
$23
$25
$26
$22
$22
10%
17%
11%
12%
12%
10%
9%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

[a] Non-GAAP financial measure. Please see non-GAAP reconciliations at the end of this document.

CENTRAL AND CORPORATE COSTS



Central and Corporate Costs ($M)
Quarterly (1)(2)
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$40
$3
$3
$21
$13
$39
$2
$3
$20
$14
$39
$3
$21
$15
$(1)
$37
$3
$23
$13
$(2)
$41
$3
$4
$22
$12
$39
$—
$5
$20
$14
$44
$2
$5
$23
$15
$37
$5
$19
$13
$—
$40
$1
$5
$22
$13
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26



Central and Corporate Costs ($M)
TTM (1)(2)
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$152
$11
$12
$79
$50
$158
$14
$12
$81
$51
$159
$9
$12
$83
$55
$154
$3
$12
$85
$55
$155
$2
$13
$86
$54
$155
$—
$15
$85
$54
$161
$3
$17
$87
$54
$160
$5
$19
$83
$54
$160
$3
$19
$84
$54
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

(1) Values may not sum to total due to rounding.
(2) During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our VistaPrint reportable segment into our central functions. We have revised our presentation of all periods presented to reflect our revised segment reporting. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

CURRENCY IMPACTS

Directional Net Currency Impacts Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Financial Measure	**Q4 FY2026**	**FY2026**
Revenue	Positive	Positive
Operating income	Positive	Positive
Net income	Positive	Positive
Adjusted EBITDA[a]	Positive	Positive
Adjusted free cash flow[a]	Negative	Negative

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*

Other Income (Expense), Net ($M)



($1)
($11)
$32
($9)
($24)
$3
$2
$3
$4
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

**Other income (expense), net includes both realized and unrealized gains or (losses) from currency hedges and intercompany loan balances.*

Net Currency Impacts on Segment EBITDA & Adjusted EBITDA Compared to Prior-Year Periods

	Y/Y Impact from Currency*	
Segment EBITDA	**Q4 FY2026**	**FY2026**
VistaPrint	$0.4M	$7.5M
Upload & Print	$1.2M	$12.3M
National Pen	$(0.4)M	$2.3M
All Other Businesses	$(0.2)M	$(0.5)M
Adjusted EBITDA[a]	**$0.3M**	**$10.1M**

**Realized gains or losses on currency hedges that we include in adjusted EBITDA are not allocated to segment-level EBITDA.*

Realized Gains (Losses) on Currency Derivatives Intended to Hedge EBITDA ($M)



$—
($2)
$—
$—
($2)
($3)
($5)
($3)
($4)
Q4FY24
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Q4FY26

**Realized gains (losses) on currency derivatives intended to hedge EBITDA is a component of Other income (expense), net. We add these realized gains or (losses) to adjusted EBITDA.*

CIMPRESS PLC
CONSOLIDATED BALANCE SHEETS
(unaudited in thousands, except share and per share data)

	June 30, 2026	June 30, 2025
Assets		
Current assets:		
Cash and cash equivalents	$ 248,851	$ 233,982
Accounts receivable, net of allowances of $6,772 and $7,957, respectively	73,621	68,289
Inventory	136,982	112,870
Prepaid expenses and other current assets	104,998	87,465
Total current assets	564,452	502,606
Property, plant and equipment, net	367,160	302,494
Operating lease assets, net	121,022	83,951
Software and website development costs, net	106,788	104,764
Deferred tax assets	50,930	61,086
Goodwill	850,778	826,156
Intangible assets, net	70,580	58,348
Other assets	70,801	28,739
Total assets	$ 2,202,511	$ 1,968,144
Liabilities, noncontrolling interests and shareholders' deficit		
Current liabilities:		
Accounts payable	$ 333,252	$ 332,110
Accrued expenses	324,744	304,085
Deferred revenue	48,534	47,975
Short-term debt	14,620	9,085
Operating lease liabilities, current	24,753	22,064
Other current liabilities	29,687	43,343
Total current liabilities	775,590	758,662
Deferred tax liabilities	24,487	23,308
Long-term debt	1,597,361	1,576,178
Operating lease liabilities, non-current	102,549	66,196
Other liabilities	100,801	107,246
Total liabilities	2,600,788	2,531,590
Redeemable noncontrolling interests	75,567	19,057
Shareholders' deficit:		
Preferred shares, nominal value €0.01 per share, 100,000,000 shares authorized; none issued and outstanding	—	—
Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 42,318,634 and 42,448,572 shares issued; 24,347,387 and 24,477,325 shares outstanding, respectively	596	597
Treasury shares, at cost, 17,971,247 for both periods presented	(1,363,550)	(1,363,550)
Additional paid-in capital	623,454	592,315
Retained earnings	279,418	225,117
Accumulated other comprehensive loss	(33,903)	(37,969)
Total shareholders' deficit attributable to Cimpress plc	(493,985)	(583,490)
Noncontrolling interests	20,141	987
Total shareholders' deficit	(473,844)	(582,503)
Total liabilities, noncontrolling interests and shareholders' deficit	$ 2,202,511	$ 1,968,144

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2026	2025	2026	2025
Revenue	$ 944,955	$ 869,483	$ 3,736,643	$ 3,403,079
Cost of revenue (1)	514,969	456,683	2,006,941	1,785,635
Technology and development expense (1)	91,683	86,184	352,536	334,035
Marketing and selling expense (1, 2)	205,698	192,994	870,773	814,018
General and administrative expense (1)	62,201	59,114	235,315	218,531
Amortization of acquired intangible assets	3,770	4,267	13,792	19,062
Restructuring expense	1,845	4,800	6,261	5,528
Income from operations	64,789	65,441	251,025	226,270
Other income (expense), net	3,579	(24,327)	11,340	(13,582)
Interest expense, net	(25,291)	(27,656)	(105,751)	(115,231)
Loss on early extinguishment of debt	(3,722)	—	(3,722)	(498)
Income before income taxes	39,355	13,458	152,892	96,959
Income tax expense	12,894	41,817	55,778	84,107
Net income (loss)	26,461	(28,359)	97,114	12,852
Add: Net (income) loss attributable to noncontrolling interests	(1,409)	3,041	(1,242)	2,100
Net income (loss) attributable to Cimpress plc	$ 25,052	$ (25,318)	$ 95,872	$ 14,952
Basic net income (loss) per share attributable to Cimpress plc	$ 1.03	$ (1.02)	$ 3.93	$ 0.60
Diluted net income (loss) per share attributable to Cimpress plc	$ 0.97	$ (1.02)	$ 3.79	$ 0.58
Weighted average shares outstanding — basic	24,290,223	24,723,205	24,425,018	24,923,797
Weighted average shares outstanding — diluted	25,764,924	24,723,205	25,326,614	25,636,865

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2026	2025	2026	2025
Cost of revenue	$ 202	$ 204	$ 831	$ 803
Technology and development expense	4,938	5,257	20,324	19,715
Marketing and selling expense	2,325	2,513	10,417	9,047
General and administrative expense	7,660	8,215	29,807	29,314

(2) Marketing and selling expense components are as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2026	2025	2026	2025
Advertising	$ 101,591	$ 98,068	$ 467,750	$ 446,343
Payment processing	17,272	15,200	66,080	59,771
All other marketing and selling expense	86,835	79,726	336,943	307,904

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited in thousands)

	Three Months Ended June 30,		Year Ended June 30,	
	2026	2025	2026	2025
Operating activities				
Net income (loss)	$ 26,461	$ (28,359)	$ 97,114	$ 12,852
Adjustments to reconcile net income (loss) to net cash provided by operating activities:				
Depreciation and amortization	41,196	36,074	151,838	141,131
Share-based compensation expense	15,125	16,189	61,379	58,879
Deferred taxes	1,049	36,193	4,605	41,971
Loss on early extinguishment of debt	558	—	558	123
Unrealized (gain) loss on derivatives not designated as hedging instruments included in net income (loss)	(7,055)	30,973	(36,104)	37,734
Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency	2,428	(11,384)	9,737	(25,104)
Other non-cash items	598	3,558	5,963	10,845
Changes in operating assets and liabilities, net of effects of businesses acquired:				
Accounts receivable	(500)	1,134	(1,057)	3,619
Inventory	(4,482)	247	(19,970)	(7,052)
Prepaid expenses and other assets	5,375	9,973	(8,167)	7,833
Accounts payable	9,390	10,197	(15)	(18,741)
Accrued expenses and other liabilities	20,365	2,677	17,825	33,980
Net cash provided by operating activities	110,508	107,472	283,706	298,070
Investing activities				
Purchases of property, plant and equipment	(25,710)	(20,813)	(100,243)	(89,024)
Business acquisitions, net of cash acquired	(20,689)	—	(32,390)	(658)
Capitalization of software and website development costs	(16,941)	(16,502)	(67,047)	(64,093)
Proceeds from the sale of assets	2,625	723	6,016	3,080
Proceeds from maturity of held-to-maturity investments	—	—	—	4,500
Proceeds from the settlement of derivatives designated as hedging instruments	—	—	—	5,438
Other investing activities	(1,999)	—	(1,899)	—
Net cash used in investing activities	(62,714)	(36,592)	(195,563)	(140,757)
Financing activities				
Proceeds from issuance of 7.375% Senior Notes due 2032	—	—	—	525,000
Payments for early redemption or purchase of 7.0% Senior Notes due 2026	—	—	—	(522,135)
Proceeds from borrowings of debt	135,802	437	139,310	41,720
Payments of debt	(107,820)	(4,231)	(121,549)	(57,903)
Payments of debt issuance costs	(7,754)	—	(7,754)	(11,647)
Payments of finance lease obligations	(3,933)	(1,946)	(11,740)	(7,833)
Purchase of noncontrolling interests	—	—	(24,425)	(4,058)
Distributions to noncontrolling interests	—	—	—	(821)
Proceeds from sale of noncontrolling interest	—	—	24,814	—
Proceeds from issuance of ordinary shares	1,226	—	2,711	1,375
Purchase of ordinary shares	—	(20,841)	(50,077)	(77,775)
Payments of withholding taxes in connection with equity awards	(4,999)	(2,015)	(19,313)	(21,932)
Other financing activities	—	88	—	88
Net cash used in financing activities	12,522	(28,508)	(68,023)	(135,921)
Effect of exchange rate changes on cash	(463)	8,613	(5,251)	8,815
Net increase in cash and cash equivalents	59,853	50,985	14,869	30,207
Cash and cash equivalents at beginning of period	188,998	182,997	233,982	203,775
Cash and cash equivalents at end of period	$ 248,851	$ 233,982	$ 248,851	$ 233,982

ABOUT NON-GAAP FINANCIAL MEASURES:

To supplement Cimpress' consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, organic constant-currency revenue growth, Upload & Print combined revenue and EBITDA, contribution profit, contribution margin, adjusted EBITDA, adjusted free cash flow, cash interest, net, consolidated net leverage ratio, and senior secured net leverage ratio:

- Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior-year period's average exchange rate for each currency to the U.S. dollar.
- Organic constant-currency revenue growth excludes the impact of currency as defined above, as well as revenue from acquisitions and divestitures made during the past twelve months for each period presented.
- Upload & Print combined revenue is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload & Print combined EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group, adjusted to exclude inter-segment EBITDA when conducted between businesses in these segments.
- Contribution profit is revenue less cost of revenue and advertising and payment processing fees. Contribution margin is calculated as contribution profit divided by reported revenue.
- Adjusted EBITDA is net income plus the following items: income tax expense (benefit); loss (gain) on early extinguishment of debt; interest expense, net; other income, net; depreciation and amortization; share-based compensation expense; restructuring-related charges and certain impairments and other adjustments. In addition, we adjust to include the effect of items that were previously added back as part of other income, net, which includes proceeds from insurance recoveries and realized gains or losses on currency derivatives that are intended to hedge our adjusted EBITDA exposure to foreign currencies for which we do not apply hedge accounting.
- Adjusted free cash flow is defined as net cash provided by (used in) operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, gains on proceeds from insurance, and proceeds from the sale of assets.
- Cash interest, net is cash paid for interest, less cash received for interest.
- Consolidated net leverage ratio is adjusted net debt as defined by our credit agreement divided by consolidated EBITDA as defined by our credit agreement. Adjusted net debt as defined by our credit agreement is calculated as our total debt outstanding, plus capital lease liabilities and minus cash and cash equivalents. Consolidated EBITDA as defined by our credit agreement is Adjusted EBITDA, as described above, plus additional adjustments primarily for non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.

These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business, and of our credit risk and availability of capital, for the same reasons they are used by management. For example, for acquisitions we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP net income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned "Reconciliations of Non-GAAP Financial Measures" included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue growth	6 %	6 %	2 %	1 %	4 %	7 %	11 %	12 %	9 %
Currency impact	— %	— %	— %	2 %	(2)%	(3)%	(5)%	(6)%	(2)%
Revenue growth in constant currency	6 %	6 %	2 %	3 %	2 %	4 %	6 %	6 %	7 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	(2)%	(2)%	(4)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	6 %	6 %	2 %	3 %	2 %	4 %	4 %	4 %	3 %

VistaPrint	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue growth [1]	8 %	8 %	3 %	3 %	6 %	6 %	7 %	7 %	4 %
Currency impact [1]	— %	— %	— %	1 %	(2)%	(1)%	(2)%	(4)%	(1)%
Revenue growth in constant currency [1]	8 %	8 %	3 %	4 %	4 %	5 %	5 %	3 %	3 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	8 %	8 %	3 %	4 %	4 %	5 %	5 %	3 %	3 %

PrintBrothers	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue growth [1]	8 %	5 %	5 %	4 %	4 %	15 %	26 %	30 %	21 %
Currency impact [1]	2 %	(1)%	1 %	3 %	(5)%	(7)%	(10)%	(13)%	(3)%
Revenue growth in constant currency [1]	10 %	4 %	6 %	7 %	(1)%	8 %	16 %	17 %	18 %
Impact of TTM acquisitions	— %	— %	— %	(1)%	— %	— %	(10)%	(9)%	(12)%
Revenue growth in constant currency excl. TTM acquisitions [1]	10 %	4 %	6 %	6 %	(1)%	8 %	6 %	8 %	6 %

The Print Group	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue growth [1]	2 %	6 %	7 %	3 %	11 %	15 %	16 %	20 %	19 %
Currency impact [1]	1 %	(1)%	1 %	3 %	(6)%	(7)%	(9)%	(12)%	(2)%
Revenue growth in constant currency [1]	3 %	5 %	8 %	6 %	5 %	8 %	7 %	8 %	17 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	(12)%
Revenue growth in constant currency excl. TTM acquisitions	3 %	5 %	8 %	6 %	5 %	8 %	7 %	8 %	5 %

Upload and Print Combined Revenue ($M)	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
PrintBrothers reported revenue [1]	$ 170.8	$ 160.4	$ 174.5	$ 156.0	$ 178.3	$ 184.7	$ 219.9	$ 203.1	$ 215.5
The Print Group reported revenue [1]	$ 96.2	$ 84.2	$ 99.0	$ 89.7	$ 106.4	$ 96.7	$ 115.2	$ 107.2	$ 126.5
Upload and Print inter-segment eliminations [1]	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)	$ (0.2)	$ (0.3)	$ (0.2)	$ (0.2)
Total Upload and Print revenue in USD [1]	**$ 266.8**	**$ 244.5**	**$ 273.3**	**$ 245.6**	**$ 284.5**	**$ 281.2**	**$ 334.8**	**$ 310.1**	**$ 341.8**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

Upload and Print Combined Revenue Growth	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue growth [1]	6 %	5 %	6 %	3 %	7 %	15 %	23 %	26 %	20 %
Currency impact [1]	1 %	(1)%	1 %	3 %	(6)%	(7)%	(10)%	(12)%	(3)%
Revenue growth in constant currency [1]	7 %	4 %	7 %	6 %	1 %	8 %	13 %	14 %	17 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	(7)%	(6)%	(11)%
Revenue growth in constant currency excl. TTM acquisitions [1]	7 %	4 %	7 %	6 %	1 %	8 %	6 %	8 %	6 %

National Pen	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue growth [1]	1 %	8 %	1 %	— %	12 %	10 %	15 %	10 %	2 %
Currency impact [1]	1 %	(1)%	— %	1 %	(2)%	(2)%	(5)%	(5)%	(1)%
Revenue growth in constant currency [1]	2 %	7 %	1 %	1 %	10 %	8 %	10 %	5 %	1 %
Impact of TTM acquisitions	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions[1]	2 %	7 %	1 %	1 %	10 %	8 %	10 %	5 %	1 %

All Other Businesses	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue growth [1]	5 %	10 %	— %	4 %	7 %	8 %	11 %	18 %	17 %
Currency impact [1]	— %	2 %	2 %	2 %	1 %	— %	(1)%	(2)%	(2)%
Revenue growth in constant currency [1]	5 %	12 %	2 %	6 %	8 %	8 %	10 %	16 %	15 %
Impact of TTM acquisitions and divestitures	— %	— %	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures [1]	5 %	12 %	2 %	6 %	8 %	8 %	10 %	16 %	15 %

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Annual)

Total Company	FY2024	FY2025	FY2026
Reported revenue growth	7 %	3 %	10 %
Currency impact	(2)%	— %	(4)%
Revenue growth in constant currency	5 %	3 %	6 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	5 %	3 %	4 %

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Annual)

VistaPrint	**FY2020**	**FY2021**	**FY2022**	**FY2023**	**FY2024**	**FY2025**	**FY2026**
Reported revenue growth [1]	(11)%	7 %	6 %	7 %	8 %	5 %	6 %
Currency impact [1]	1 %	(3)%	1 %	3 %	(1)%	— %	(2)%
Revenue growth in constant currency [1]	(10)%	4 %	7 %	10 %	7 %	5 %	4 %
Impact of TTM acquisitions, divestitures & JVs	— %	(3)%	(2)%	(1)%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	(10)%	1 %	5 %	9 %	7 %	5 %	4 %

PrintBrothers	**FY2020**	**FY2021**	**FY2022**	**FY2023**	**FY2024**	**FY2025**	**FY2026**
Reported revenue growth [1]	(6)%	1 %	25 %	10 %	10 %	5 %	23 %
Currency impact [1]	3 %	(7)%	8 %	7 %	(3)%	(1)%	(8)%
Revenue growth in constant currency [1]	(3)%	(6)%	33 %	17 %	7 %	4 %	15 %
Impact of TTM acquisitions, divestitures & JVs	(2)%	(1)%	(1)%	— %	— %	— %	(8)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	(5)%	(7)%	32 %	17 %	7 %	4 %	7 %

The Print Group	**FY2020**	**FY2021**	**FY2022**	**FY2023**	**FY2024**	**FY2025**	**FY2026**
Reported revenue growth [1]	(16)%	— %	20 %	4 %	3 %	7 %	17 %
Currency impact [1]	3 %	(7)%	7 %	8 %	(3)%	(1)%	(7)%
Revenue growth in constant currency [1]	(13)%	(7)%	27 %	12 %	— %	6 %	10 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	(3)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	(13)%	(7)%	27 %	12 %	— %	6 %	7 %

Upload and Print Combined Revenue ($M)	**FY2020**	**FY2021**	**FY2022**	**FY2023**	**FY2024**	**FY2025**	**FY2026**
PrintBrothers reported revenue[1]	$ 417.9	$ 421.8	$ 527.0	$ 579.1	$ 639.6	$ 669.2	$ 823.2
The Print Group reported revenue[1]	$ 275.2	$ 275.5	$ 329.6	$ 343.1	$ 355.0	$ 379.3	$ 445.6
Upload and Print inter-segment eliminations[1]	$ (1.0)	$ (1.3)	$ (0.9)	$ (0.6)	$ (0.5)	$ (0.6)	$ (0.8)
Total Upload and Print revenue in USD[1]	**$ 692.1**	**$ 696.0**	**$ 855.6**	**$ 921.6**	**$ 994.1**	**$ 1,047.8**	**$ 1,268.0**

Upload and Print Combined Revenue Growth	**FY2020**	**FY2021**	**FY2022**	**FY2023**	**FY2024**	**FY2025**	**FY2026**
Reported revenue growth[1]	(10)%	1 %	23 %	8 %	8 %	5 %	21 %
Currency impact[1]	3 %	(8)%	7 %	8 %	(3)%	— %	(8)%
Revenue growth in constant currency[1]	(7)%	(7)%	30 %	16 %	5 %	5 %	13 %
Impact of TTM acquisitions	— %	— %	— %	(1)%	— %	— %	(6)%
Revenue growth in constant currency excl. TTM acquisitions[1]	(7)%	(7)%	30 %	15 %	5 %	4 %	7 %

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Annual)

National Pen	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025	FY2026
Reported revenue growth [1]	(14)%	5 %	9 %	7 %	6 %	5 %	10 %
Currency impact [1]	1 %	(3)%	2 %	5 %	(1)%	(1)%	(4)%
Revenue growth in constant currency [1]	(13)%	2 %	11 %	12 %	5 %	4 %	6 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	(13)%	2 %	11 %	12 %	5 %	4 %	6 %

All Other Businesses	FY2020	FY2021	FY2022	FY2023	FY2024	FY2025	FY2026
Reported revenue growth [1]	28 %	11 %	7 %	4 %	2 %	5 %	13 %
Currency impact [1]	1 %	1 %	— %	— %	(1)%	2 %	(1)%
Revenue growth in constant currency [1]	29 %	12 %	7 %	4 %	1 %	7 %	12 %
Impact of TTM acquisitions, divestitures & JVs	(25)%	— %	(4)%	— %	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs [1]	4 %	12 %	3 %	4 %	1 %	7 %	12 %

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(Quarterly, in millions)

	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Reported revenue	$ 832.6	$ 805.0	$ 939.2	$ 789.5	$ 869.5	$ 863.3	$1,042.2	$ 886.2	$ 945.0
Less: Cost of revenue	$ (428.2)	$ (422.7)	$ (489.3)	$ (417.0)	$ (456.7)	$ (460.5)	$ (554.5)	$ (477.0)	$ (515.0)
Gross profit	$ 404.4	$ 382.2	$ 449.9	$ 372.5	$ 412.8	$ 402.8	$ 487.7	$ 409.2	$ 430.0
Less: Advertising and payment processing fees	$ (118.5)	$ (128.3)	$ (147.3)	$ (117.2)	$ (113.3)	$ (131.3)	$ (161.4)	$ (122.3)	$ (118.9)
Contribution profit	$ 285.9	$ 253.9	$ 302.6	$ 255.3	$ 299.5	$ 271.5	$ 326.4	$ 286.9	$ 311.1
Contribution margin	34 %	32 %	32 %	32 %	34 %	32 %	31 %	32 %	33 %

CONTRIBUTION PROFIT & CONTRIBUTION MARGIN

(TTM, in millions)

	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26
Reported revenue	$3,291.9	$3,339.5	$3,357.3	$3,366.2	$3,403.1	$3,461.4	$3,564.4	$3,661.2	$3,736.6
Less: Cost of revenue	$(1,695.1)	$(1,719.0)	$(1,744.8)	$(1,757.1)	$(1,785.6)	$(1,823.4)	$(1,888.6)	$(1,948.7)	$(2,006.9)
Gross profit	$1,596.8	$1,620.5	$1,612.5	$1,609.1	$1,617.4	$1,638.0	$1,675.8	$1,712.5	$1,729.7
Less: Advertising and payment processing fees	$ (496.3)	$ (502.6)	$ (510.5)	$ (511.4)	$ (506.1)	$ (509.1)	$ (523.2)	$ (528.2)	$ (533.8)
Contribution profit	$1,100.5	$1,118.0	$1,102.0	$1,097.7	$1,111.3	$1,129.0	$1,152.7	$1,184.3	$1,195.9
Contribution margin	33 %	34 %	33 %	33 %	33 %	33 %	32 %	32 %	32 %

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
VistaPrint [1,5]	$ 87.6	$ 81.1	$ 97.2	$ 83.2	$ 106.0	$ 90.0	$ 107.0	$ 88.9	$ 106.8
PrintBrothers [1]	25.4	20.2	23.4	17.8	22.2	25.7	28.3	22.1	24.5
The Print Group [1]	19.5	18.1	18.9	15.5	20.0	18.7	23.1	20.1	24.0
National Pen [1]	9.1	(4.6)	23.4	3.9	9.2	(2.4)	25.6	6.7	10.7
All Other Businesses [1]	7.1	6.9	3.8	5.3	6.5	9.1	4.5	5.3	3.5
Inter-segment eliminations [1]	(6.3)	(8.5)	(10.1)	(11.4)	(14.3)	(15.8)	(17.4)	(17.7)	(20.1)
Total segment EBITDA	**$ 142.4**	**$ 113.2**	**$ 156.5**	**$ 114.3**	**$ 149.5**	**$ 125.2**	**$ 171.0**	**$ 125.4**	**$ 149.4**
Central and corporate costs ex. unallocated SBC[5]	(36.4)	(37.0)	(39.7)	(38.3)	(38.3)	(38.4)	(42.5)	(36.6)	(39.3)
Unallocated SBC	(3.4)	(1.8)	0.7	1.7	(2.5)	(0.2)	(2.0)	—	(0.9)
Exclude: share-based compensation included in segment EBITDA	17.1	15.6	14.4	12.7	16.2	14.8	16.8	14.6	15.1
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	(0.2)	(2.2)	0.4	0.3	(2.5)	(2.7)	(4.5)	(3.0)	(4.0)
Adjusted EBITDA[3,4]	**$ 119.4**	**$ 87.8**	**$ 132.3**	**$ 90.7**	**$ 122.4**	**$ 98.7**	**$ 138.8**	**$ 100.5**	**$ 120.4**
Depreciation and amortization	(35.7)	(35.5)	(35.2)	(34.3)	(36.1)	(36.6)	(36.6)	(37.4)	(41.2)
Proceeds from insurance	—	—	—	—	—	—	—	—	(1.2)
Share-based compensation expense[2]	(17.1)	(15.6)	(14.4)	(12.7)	(16.2)	(14.8)	(16.8)	(14.6)	(15.1)
Certain impairments and other adjustments	(0.4)	0.6	(1.2)	(2.4)	(2.4)	(0.7)	(0.5)	0.5	(0.2)
Restructuring-related charges	(0.1)	(0.1)	(0.2)	(0.5)	(4.8)	(0.3)	(1.3)	(2.8)	(1.8)
Income tax (expense) benefit	84.9	(9.0)	(21.2)	(12.1)	(41.8)	(17.8)	(13.3)	(11.7)	(12.9)
(Loss) gain on early extinguishment of debt	(2.4)	0.2	(0.7)	—	—	—	—	—	(3.7)
Interest expense, net	(29.9)	(31.4)	(29.2)	(27.0)	(27.7)	(28.1)	(27.0)	(25.4)	(25.3)
Other income, net	(0.8)	(11.5)	31.7	(9.4)	(24.3)	3.5	1.7	2.6	3.6
Realized (gains) losses on currency derivatives included in other income, net	0.2	2.2	(0.4)	(0.3)	2.5	2.7	4.5	3.0	4.0
Net income (loss)	**$ 118.2**	**$ (12.4)**	**$ 61.6**	**$ (8.0)**	**$ (28.4)**	**$ 6.5**	**$ 49.5**	**$ 14.6**	**$ 26.5**

Upload and Print Combined EBITDA ($M)	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
PrintBrothers reported segment EBITDA [1]	$ 25.4	$ 20.2	$ 23.4	$ 17.8	$ 22.2	$ 25.7	$ 28.3	$ 22.1	$ 24.5
The Print Group reported segment EBITDA [1]	$ 19.5	$ 18.1	$ 18.9	$ 15.5	$ 20.0	$ 18.7	$ 23.1	$ 20.1	$ 24.0
Upload and Print inter-segment eliminations [1]	$ —	$ —	$ (0.1)	$ —	$ —	$ —	$ (0.1)	$ —	$ —
Total Upload and Print combined EBITDA in USD [1]	**$ 44.8**	**$ 38.2**	**$ 42.2**	**$ 33.2**	**$ 42.1**	**$ 44.4**	**$ 51.4**	**$ 42.1**	**$ 48.4**

[1] During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

[2] SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.

[3] This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

[4] Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

[5] During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our VistaPrint reportable segment into our central functions. We have revised our presentation of all periods presented to reflect our revised segment reporting. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Annual, in millions)

	FY2024	FY2025	FY2026
VistaPrint [1,5]	$ 359.0	$ 367.5	$ 392.6
PrintBrothers [1]	91.7	83.5	100.6
The Print Group [1]	66.7	72.4	85.8
National Pen [1]	30.2	31.9	40.6
All Other Businesses [1]	25.9	22.5	22.4
Inter-segment eliminations [1]	(20.6)	(44.3)	(71.1)
Total segment EBITDA	**$ 553.0**	**$ 533.6**	**$ 571.1**
Central and corporate costs ex. unallocated SBC	(140.8)	(153.3)	(156.8)
Unallocated SBC	(11.5)	(2.0)	(3.0)
Exclude: share-based compensation included in segment EBITDA	65.6	58.9	61.4
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	2.4	(4.0)	(14.2)
Adjusted EBITDA[3,4]	**$ 468.7**	**$ 433.2**	**$ 458.5**
Depreciation and amortization	(151.8)	(141.1)	(151.8)
Proceeds from insurance	—	—	(1.2)
Share-based compensation expense[2]	(65.6)	(58.9)	(61.4)
Certain impairments and other adjustments	(1.2)	(5.4)	(0.9)
Restructuring-related charges	(0.4)	(5.5)	(6.3)
Income tax (expense) benefit	49.4	(84.1)	(55.8)
(Loss) gain on early extinguishment of debt	(0.7)	(0.5)	(3.7)
Interest expense, net	(119.8)	(115.2)	(105.8)
Other income, net	1.6	(13.6)	11.3
Realized (gains) losses on currency derivatives included in other income, net	(2.4)	4.0	14.2
Net income (loss)	**$ 177.8**	**$ 12.9**	**$ 97.1**

Upload and Print Combined EBITDA ($M)	**FY2024**	**FY2025**	**FY2026**
PrintBrothers reported segment EBITDA[1]	$ 91.7	$ 83.5	$ 100.6
The Print Group reported segment EBITDA[1]	$ 66.7	$ 72.4	$ 85.8
Upload and Print inter-segment eliminations[1]	$ (0.1)	$ (0.2)	$ (0.2)
Total Upload and Print combined EBITDA in USD[1]	**$ 158.3**	**$ 155.8**	**$ 186.3**

[1]During Q1 FY2026, we recast our segment results back to Q1 FY2023 to reflect an update to our previously implemented methodology for inter-segment transactions. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.
[2]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[3]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[4]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.
[5]During the first quarter of fiscal year 2026, we revised our internal organizational structure to drive efficiencies, which resulted in the transfer of two teams from our VistaPrint reportable segment into our central functions. We have revised our presentation of all periods presented to reflect our revised segment reporting. Please see our "Guide to Reporting Changes" at ir.cimpress.com for details.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA
(Quarterly, in millions)

	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Net income (loss)	$ 118.2	$ (12.4)	$ 61.6	$ (8.0)	$ (28.4)	$ 6.5	$ 49.5	$ 14.6	$ 26.5
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ (84.9)	$ 9.0	$ 21.2	$ 12.1	$ 41.8	$ 17.8	$ 13.3	$ 11.7	$ 12.9
Loss (gain) on early extinguishment of debt	$ 2.4	$ (0.2)	$ 0.7	$ —	$ —	$ —	$ —	$ —	$ 3.7
Interest expense, net	$ 29.9	$ 31.4	$ 29.2	$ 27.0	$ 27.7	$ 28.1	$ 27.0	$ 25.4	$ 25.3
Other income, net	$ 0.8	$ 11.5	$ (31.7)	$ 9.4	$ 24.3	$ (3.5)	$ (1.7)	$ (2.6)	$ (3.6)
Depreciation and amortization	$ 35.7	$ 35.5	$ 35.2	$ 34.3	$ 36.1	$ 36.6	$ 36.6	$ 37.4	$ 41.2
Share-based compensation expense[1]	$ 17.1	$ 15.6	$ 14.4	$ 12.7	$ 16.2	$ 14.8	$ 16.8	$ 14.6	$ 15.1
Certain impairments and other adjustments	$ 0.4	$ (0.6)	$ 1.2	$ 2.4	$ 2.4	$ 0.7	$ 0.5	$ (0.5)	$ 0.2
Restructuring related charges	$ 0.1	$ 0.1	$ 0.2	$ 0.5	$ 4.8	$ 0.3	$ 1.3	$ 2.8	$ 1.8
Include certain items that are a part of other income, net:									
Proceeds from insurance	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 1.2
Realized gains (losses) on currency derivatives	$ (0.2)	$ (2.2)	$ 0.4	$ 0.3	$ (2.5)	$ (2.7)	$ (4.5)	$ (3.0)	$ (4.0)
Adjusted EBITDA[2,3]	**$119.4**	**$87.8**	**$132.3**	**$90.7**	**$122.4**	**$98.7**	**$138.8**	**$100.5**	**$120.4**

ADJUSTED EBITDA
(Annual, in millions)

	FY2024	FY2025	FY2026
Net income (loss)	$ 177.8	$ 12.9	$ 97.1
Exclude expense (benefit) impact of:			
Income tax (benefit) expense	$ (49.4)	$ 84.1	$ 55.8
Loss (gain) on early extinguishment of debt	$ 0.7	$ 0.5	$ 3.7
Interest expense, net	$ 119.8	$ 115.2	$ 105.8
Other income, net	$ (1.6)	$ 13.6	$ (11.3)
Depreciation and amortization	$ 151.8	$ 141.1	$ 151.8
Share-based compensation expense[1]	$ 65.6	$ 58.9	$ 61.4
Certain impairments and other adjustments	$ 1.2	$ 5.4	$ 0.9
Restructuring related charges	$ 0.4	$ 5.5	$ 6.3
Include certain items that are a part of other income, net:			
Proceeds from insurance	$ —	$ —	$ 1.2
Realized gains (losses) on currency derivatives	$ 2.4	$ (4.0)	$ (14.2)
Adjusted EBITDA [2,3]	**$468.7**	**$433.2**	**$458.5**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

(TTM, in millions)

	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26
Net income (loss)	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6	$ 42.3	$ 97.1
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1	$ 84.7	$ 55.8
Loss (gain) on early extinguishment of debt	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —	$ —	$ 3.7
Interest expense, net	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7	$ 108.1	$ 105.8
Other income, net	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6	$ 16.6	$ (11.3)
Depreciation and amortization	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6	$ 146.7	$ 151.8
Share-based compensation expense[1]	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5	$ 62.4	$ 61.4
Certain impairments and other adjustments	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1	$ 3.1	$ 0.9
Restructuring related charges	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9	$ 9.2	$ 6.3
Include certain items that are a part of other income, net:									
Proceeds from insurance	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 1.2
Realized gains (losses) on currency derivatives	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)	$ (12.7)	$ (14.2)
Adjusted EBITDA[2,3]	**$ 468.7**	**$ 467.7**	**$ 433.5**	**$ 430.1**	**$ 433.2**	**$ 444.1**	**$ 450.7**	**$ 460.5**	**$ 458.5**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting

ADJUSTED FREE CASH FLOW

(Quarterly, in millions)

	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Net cash provided by operating activities	$ 125.1	$ 4.4	$ 176.5	$ 9.7	$ 107.5	$ 25.1	$ 164.7	$ (16.5)	$ 110.5
Purchases of property, plant and equipment	$ (10.5)	$ (17.0)	$ (26.4)	$ (24.8)	$ (20.8)	$ (26.4)	$ (25.2)	$ (23.0)	$ (25.7)
Capitalization of software and website development costs	$ (14.9)	$ (14.6)	$ (16.7)	$ (16.3)	$ (16.5)	$ (17.3)	$ (16.0)	$ (16.8)	$ (16.9)
Proceeds from sale of assets	$ 17.1	$ 1.6	$ 0.1	$ 0.7	$ 0.7	$ 0.8	$ 0.9	$ 1.7	$ 2.6
Adjusted free cash flow	**$ 116.8**	**$ (25.6)**	**$ 133.5**	**$ (30.8)**	**$ 70.9**	**$ (17.8)**	**$ 124.3**	**$ (54.6)**	**$ 70.5**

Reference:

Value of finance leases	$ 0.1	$ 0.3	$ 0.5	$ 1.8	$ 0.7	$ 1.4	$ 10.8	$ 3.7	$ 9.5
Cash restructuring payments	$ 0.2	$ 0.1	$ 0.2	$ 0.4	$ 2.1	$ 2.1	$ 1.2	$ 1.4	$ 3.3

Cash paid for interest	$ 41.7	$ 35.2	$ 19.5	$ 36.3	$ 19.1	$ 37.5	$ 18.6	$ 35.2	$ 18.3
Cash received for interest	$ (3.0)	$ (3.7)	$ (2.7)	$ (3.4)	$ (2.6)	$ (3.1)	$ (2.8)	$ (3.4)	$ (2.8)
Cash interest, net[1]	**$ 38.8**	**$ 31.5**	**$ 16.8**	**$ 32.9**	**$ 16.5**	**$ 34.4**	**$ 15.9**	**$ 31.8**	**$ 15.6**

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED FREE CASH FLOW

(Annual, in millions)

	FY2024	FY2025	FY2026
Net cash provided by operating activities	$ 350.7	$ 298.1	$ 283.7
Purchases of property, plant and equipment	$ (54.9)	$ (89.0)	$ (100.2)
Capitalization of software and website development costs	$ (58.3)	$ (64.1)	$ (67.0)
Proceeds from sale of assets	$ 23.6	$ 3.1	$ 6.0
Adjusted free cash flow	**$ 261.1**	**$ 148.0**	**$ 122.4**

Reference:

Value of finance leases	$ 4.6	$ 3.3	$ 25.4
Cash restructuring payments	$ 7.6	$ 2.8	$ 8.0
Cash paid for interest	$ 132.3	$ 110.1	$ 109.6
Cash received for interest	$ (14.2)	$ (12.4)	$ (12.1)
Cash interest, net	**$ 118.1**	**$ 97.8**	**$ 97.5**

ADJUSTED FREE CASH FLOW

(TTM, in millions)

	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26
Net cash provided by operating activities	$ 350.7	$ 312.9	$ 314.4	$ 315.7	$ 298.1	$ 318.7	$ 306.9	$ 280.7	$ 283.7
Purchases of property, plant and equipment	$ (54.9)	$ (49.4)	$ (64.4)	$ (78.7)	$ (89.0)	$ (98.4)	$ (97.1)	$ (95.3)	$ (100.2)
Capitalization of software and website development costs	$ (58.3)	$ (58.5)	$ (61.2)	$ (62.5)	$ (64.1)	$ (66.8)	$ (66.2)	$ (66.6)	$ (67.0)
Proceeds from sale of assets	$ 23.6	$ 19.5	$ 19.2	$ 19.5	$ 3.1	$ 2.3	$ 3.1	$ 4.1	$ 6.0
Adjusted free cash flow	**$ 261.1**	**$ 224.5**	**$ 208.1**	**$ 194.0**	**$ 148.0**	**$ 155.9**	**$ 146.7**	**$ 122.8**	**$ 122.4**

Reference:

Value of new finance leases	$ 4.6	$ 4.5	$ 3.2	$ 2.8	$ 3.3	$ 4.4	$ 14.7	$ 16.6	$ 25.4
Cash restructuring payments	$ 7.6	$ 2.0	$ 1.0	$ 0.9	$ 2.8	$ 4.8	$ 5.8	$ 6.9	$ 8.0
Cash paid for interest	$ 132.3	$ 143.3	$ 120.4	$ 132.8	$ 110.1	$ 112.4	$ 111.5	$ 110.4	$ 109.6
Cash received for interest	$ (14.2)	$ (14.5)	$ (14.4)	$ (12.8)	$ (12.4)	$ (11.8)	$ (11.9)	$ (11.9)	$ (12.1)
Cash interest, net	**$ 118.1**	**$ 128.7**	**$ 106.0**	**$ 120.0**	**$ 97.8**	**$ 100.6**	**$ 99.6**	**$ 98.5**	**$ 97.5**

Values may not sum to total due to rounding.

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSOLIDATED NET LEVERAGE RATIOS

(in millions, except leverage ratios)

	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Total debt outstanding[1]	$1,616.6	$1,617.5	$1,610.5	$1,607.7	$1,604.5	$1,600.9	$1,607.9	$1,604.5	$1,636.4
Capital lease liabilities	$ 36.4	$ 35.3	$ 31.9	$ 32.8	$ 33.6	$ 33.7	$ 42.9	$ 43.9	$ 49.2
Less: Cash and cash equivalents	$ (208.3)	$ (153.0)	$ (224.4)	$ (183.0)	$ (234.0)	$ (200.5)	$ (258.0)	$ (189.0)	$ (248.9)
Adjusted Net Debt as defined by our credit agreement	$1,444.7	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8	$1,459.4	$1,436.8
Less: High Yield Notes	$ (522.1)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)	$ (525.0)
Adjusted Senior Secured Net Debt as defined by our credit agreement	$ 922.6	$ 974.8	$ 893.0	$ 932.6	$ 879.2	$ 909.0	$ 867.8	$ 934.4	$ 911.8

	TTM Q4FY24	TTM Q1FY25	TTM Q2FY25	TTM Q3FY25	TTM Q4FY25	TTM Q1FY26	TTM Q2FY26	TTM Q3FY26	TTM Q4FY26
Net income (loss)	$ 177.8	$ 160.9	$ 162.2	$ 159.4	$ 12.9	$ 31.8	$ 19.6	$ 42.3	$ 97.1
Exclude expense (benefit) impact of:									
Income tax (benefit) expense	$ (49.4)	$ (48.5)	$ (44.1)	$ (42.6)	$ 84.1	$ 93.0	$ 85.1	$ 84.7	$ 55.8
Loss (gain) on early extinguishment of debt	$ 0.7	$ 1.9	$ 2.9	$ 2.9	$ 0.5	$ 0.7	$ —	$ —	$ 3.7
Interest expense, net	$ 119.8	$ 122.0	$ 120.6	$ 117.5	$ 115.2	$ 111.9	$ 109.7	$ 108.1	$ 105.8
Other income, net	$ (1.6)	$ 16.3	$ (15.7)	$ (10.0)	$ 13.6	$ (1.4)	$ 28.6	$ 16.6	$ (11.3)
Depreciation and amortization	$ 151.8	$ 147.4	$ 143.5	$ 140.7	$ 141.1	$ 142.2	$ 143.6	$ 146.7	$ 151.8
Share-based compensation expense	$ 65.6	$ 68.8	$ 65.5	$ 59.8	$ 58.9	$ 58.0	$ 60.5	$ 62.4	$ 61.4
Certain impairments and other adjustments	$ 1.2	$ —	$ 0.6	$ 3.3	$ 5.4	$ 6.7	$ 6.1	$ 3.1	$ 0.9
Restructuring related charges	$ 0.4	$ 0.9	$ 0.5	$ 0.9	$ 5.5	$ 5.7	$ 6.9	$ 9.2	$ 6.3
Include certain items that are part of other income, net:									
Proceeds from insurance	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 1.2
Realized gains (losses) on currency derivatives	$ 2.4	$ (1.9)	$ (2.4)	$ (1.8)	$ (4.0)	$ (4.5)	$ (9.4)	$ (12.7)	$ (14.2)
Adjusted EBITDA	$ 468.7	$ 467.7	$ 433.5	$ 430.1	$ 433.2	$ 444.1	$ 450.7	$ 460.5	$ 458.5
Other adjustments, net as specified in our credit agreement[2]	$ 17.1	$ 10.7	$ 20.9	$ 16.2	$ 16.9	$ 14.5	$ 19.0	$ 24.8	$ 42.2
Consolidated EBITDA as defined by credit agreement	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7	$ 485.3	$ 500.7

	Q4FY24	Q1FY25	Q2FY25	Q3FY25	Q4FY25	Q1FY26	Q2FY26	Q3FY26	Q4FY26
Adjusted Net Debt as defined by our credit agreement	$1,444.7	$1,499.8	$1,418.0	$1,457.6	$1,404.2	$1,434.0	$1,392.8	$1,459.4	$1,436.8
Consolidated EBITDA as defined by our credit agreement	$ 485.8	$ 478.4	$ 454.4	$ 446.3	$ 450.1	$ 458.6	$ 469.7	$ 485.3	$ 500.7
Consolidated Net Leverage Ratio	2.97	3.13	3.12	3.27	3.12	3.13	2.97	3.01	2.87

[1]*Represents short-term and long-term debt, excluding debt issuance costs and discounts, net of debt premiums.*

[2]*Other adjustments, net primarily include non-cash/non-recurring items specified in our credit agreement, as well as the pro forma effect of certain cost-saving measures or material acquisitions for the trailing twelve month period.*

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

CONSTANT-CURRENCY REVENUE GROWTH OUTLOOK

Outlook as of July 29, 2026	FY2027 (at least...)
Reported revenue growth (using recent currency rates)	7%
Currency impact	1%
Impact of TTM acquisitions, divestitures & JVs	(5)%
Organic constant-currency revenue growth	3%

ADJUSTED EBITDA OUTLOOK

(in millions)

Outlook as of July 29, 2026	FY2027 (at least...)	FY2028 (at least...)
GAAP net income (loss)	$125.0	$192.0
Income tax expense	$59.0	$82.0
Interest expense, net	$95.0	$95.0
Depreciation and amortization	$179.0	$184.0
Share-based compensation expense[1]	$62.0	$62.0
Adjusted EBITDA [2,3]	**$520.0**	**$615.0**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.

[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions, divestitures or the annualized benefit from actioned cost saving initiatives; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.

[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is aligned to our debt covenant reporting and the inclusion of 100% of the results in GAAP net income (loss).

ADJUSTED FREE CASH FLOW OUTLOOK

(in millions)

Outlook as of July 29, 2026	FY2027 (approx.)
Net cash provided by operating activities	$370.0
Purchases of property, plant and equipment	($100.0)
Capitalization of software and website development costs	($70.0)
Adjusted free cash flow	**$200.0**

ABOUT CIMPRESS:
Cimpress plc (Nasdaq: CMPR) helps millions of businesses build brands, stand out and grow via customized physical marketing products and branded merchandise. Founded in 1995, Cimpress has become the global leader in web-to-print mass customization, delivering high-quality, affordable customized physical products quickly and conveniently, even in very low quantities. Cimpress brands include VistaPrint, WIRmachenDRUCK, Pixartprinting, Pens.com, BuildASign, druck.at, Saxoprint, Drukwerkdeal, easyflyer, Exaprint, Packstyle, Printi, Tradeprint and BoxUp.

To learn more, visit https://www.cimpress.com.

CONTACT INFORMATION:

Investor Relations:
Meredith Burns
ir@cimpress.com

Media Relations:
Sara Litwiller
mediarelations@cimpress.com

SAFE HARBOR STATEMENT:
This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to FY2027 guidance for reported and organic constant-currency revenue growth, net income, adjusted EBITDA, operating cash flow, and adjusted free cash flow; FY2028 targets for organic constant-currency revenue growth, net income, adjusted EBITDA, and conversion of adjusted EBITDA to adjusted free cash flow; comments and assumptions about FY2027 guidance, including expectations for benefits from M&A, capital expenditures and capitalized software, cash taxes, currency impacts, and continued cost increases, potential tariff refunds and other potential tariff impacts, and optimism related to the strategic partnership with Canva; statements regarding confidence relative to FY2028 financial targets, achieving the FY2028 outlook, significantly reducing the net leverage ratio, and expectations for net leverage reductions for FY2027 and FY2028, subject to capital allocation choices; other statements under the Outlook section regarding anticipated results; statements regarding the trajectory toward significantly higher long-term profits and cash flows, guidance demonstrating strong continued financial momentum, raising profitability and cash flow targets, significant recurring COGS improvements in future years, contesting revocations of rulings, and expectations for a ramp up in contributions from recent acquisitions; and statements regarding achieving our strategic, operational and financial goals and increasing the value delivered to customers and furthering the company's competitive advantages in the years to come.

Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of supply chain constraints and fluctuating inflation; our inability to make investments in our businesses and allocate our capital as planned or the failure of those investments and allocations to achieve the results we expect; costs and disruptions caused by acquisitions and minority investments; the failure of businesses we acquire or invest in to perform as expected; loss of key personnel or our inability to recruit talented personnel; our failure to develop and deploy our mass customization platform or the failure of the mass customization platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; disruptions caused by geopolitical events or political instability and war in Ukraine, Israel, the Middle East, or elsewhere; changes in governmental policies, laws and regulations that affect our businesses, or in their enforcement or interpretation, including related to import tariffs; our failure to manage the growth and complexity of our business; our failure to maintain compliance with the covenants in our debt documents or to pay our debts when due; competitive pressures; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2025 and subsequent documents we periodically file with the U.S. SEC.

In addition, the statements and projections in this quarterly earnings commentary represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document.